UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             JUNE 24, 2004

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York

0-20214

11-2250488

(State of incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

650 Liberty Avenue Union, New Jersey	07083
(Address of principal executive offices)	(Zip code)

(908) 688-0888

(Registrant’s telephone number, including area code)

ITEM 7.                             FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)          Exhibits.

99.1                           Press Release issued by Bed Bath & Beyond Inc. on June 23, 2004.

ITEM 12.                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 23, 2004, Bed Bath & Beyond Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fiscal first quarter ended May 29, 2004.  A copy of this press release is attached hereto as Exhibit 99.1.  The attached exhibit is provided under Item 12 of Form 8-K and is furnished to, but not filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.

(Registrant)

Date: June 24, 2004	By:	/s/ Eugene A. Castagna
Eugene A. Castagna
Vice President — Finance and Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Bed Bath & Beyond Inc. on June 23, 2004.